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                                                                   EXHIBIT 10.26

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

            This Amendment No. 2 to Credit Agreement, dated as of December 20, 2002 (this "Amendment"), is entered into by and between Comfort Systems USA, Inc., a Delaware corporation ("Borrower"), the other Credit Parties, and General Electric Capital Corporation ("GE Capital"), as Agent ("Agent") for the Lenders (as defined in the Credit Agreement referred to below) and as a Lender, and the other Lenders party to the Credit Agreement.

                                    RECITALS

      WHEREAS, Borrower, Agent and GE Capital, as a Lender, are parties to that certain Credit Agreement, dated as of October 11, 2002 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 10, 2002, and as the same may be further amended, restated, supplemented or otherwise amended from time to time hereafter, the "Credit Agreement"), by and among Borrower, the other Credit Parties signatory thereto, Agent and Lenders;

      WHEREAS, Borrower is desirous of obtaining a $20,000,000 increase in the Revolving Loan Commitment from $40,000,000 to $60,000,000 and has requested a corresponding increase in the Commitments from $55,000,000 to $75,000,000. Agent and GE Capital, as a Lender, are agreeable to the foregoing; provided, that, the $20,000,000 increase in the Revolving Loan Commitment is provided through the provision of an $8,000,000 portion of the Revolving Loan by each of BANK OF TEXAS, NA ("Bank of Texas") and REGIONS BANK ("Regions Bank" and; together with Bank of Texas, the "New Lenders") and a $4,000,000 increase in portion of the Revolving Loan by GE Capital;

      WHEREAS, GE Capital, as a Lender, is agreeable to reducing its Term Loan Commitment to $11,000,000 and its outstanding Term Loan to $11,000,000, with each of the New Lenders having a Term Loan Commitment of $2,000,000 and having an outstanding Term Loan of $2,000,000, and to increasing its Revolving Loan Commitment to $44,000,000;

      WHEREAS, each of the New Lenders is agreeable to becoming a Lender with a Revolving Loan Commitment of $8,000,000, and a Term Loan Commitment of $2,000,000, and an outstanding Term Loan of $2,000,000 (and in connection therewith paying to GE Capital, as a Lender, $2,000,000 in order to correspondingly reduce GE Capital's outstanding Term Loan) and is otherwise agreeable to the foregoing;

      WHEREAS, Borrower, Credit Parties, Agent and Lenders are each desirous of entering into an amendment to the Credit Agreement, as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein; and

      WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment;

      NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrower, Credit Parties, Agent and Lenders each hereby agree as follows:
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            1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

            2. Amendments. The Credit Agreement is amended as follows:

            2.1 Annex A to the Credit Agreement is amended by deleting the following definitions in their entirety and replacing them with the following:

            "'Commitments' means (a) as to any Lender, the aggregate of such Lender's Revolving Loan Commitment and Term Loan Commitment as set forth on Annex B to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments and Term Loan Commitments, which aggregate commitment shall be Seventy-Five Million Dollars ($75,000,000) (comprised of aggregate Revolving Loan Commitments of $60,000,000 and Term Loan Commitments of $15,000,000), as such Commitments may be reduced, amortized or adjusted from time to time in accordance with the Agreement.

            'L/C Issuer' means any Lender or a Subsidiary thereof or a bank or other legally authorized Person selected by or acceptable to Agent, in its sole discretion, in such Person's capacity as an issuer of Letters of Credit hereunder.

            'Requisite Lenders' means Lenders having (a) more than 70% of the Commitments of all Lenders, or (b) if the Commitments have been terminated, more than 70% of the aggregate outstanding amount of the Loans; provided, further, that in addition to the foregoing 70% requirement, if there shall be more than one Lender, "Requisite Lenders" shall at all times require at least two Lenders.

            'Revolving Loan Commitment' means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of Revolving Credit Advances or incur its Pro Rata Share of Letter of Credit Obligations (including, in the case of the Swing Line Lender, its commitment to make Swing Line Advances as a portion of its Revolving Loan Commitment) as set forth on Annex B or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Revolving Credit Advances (including, in the case of the Swing Line Lender, Swing Line Advances) or incur Letter of Credit Obligations, which aggregate commitment shall be Sixty Million Dollars ($60,000,000), as such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

            2.2 Annex B to the Credit Agreement is hereby amended by deleting existing Annex B in its entirety and replacing it with the new Annex B which is attached hereto as Exhibit A.

                                       2
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            3. New Lenders. (a) Upon this Amendment becoming effective, Bank of
Texas and Regions Bank shall each automatically become a Lender under the Credit Agreement, each with a Revolving Loan Commitment of $8,000,000, and a Term Loan Commitment of $2,000,000, and each shall thereupon have all of the rights and obligations of a Lender under the Credit Agreement and each of the other Loan Documents.

            (b) Concurrently with this Amendment becoming effective, Bank of Texas and Regions Bank shall each pay to GE Capital, as a Lender, $2,000,000 in cash by wire transfer of same day funds to the account designated by GE Capital.

            4. Representations and Warranties of Borrower and Credit Parties. Borrower and each Credit Party hereby represents and warrants that:

            4.1 The execution, delivery and performance by it of this Amendment has been duly authorized by all necessary corporate action, including, without limitation, all necessary action by its Board of Directors and stockholders, and that this Amendment is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or to general principles of equity.

            4.2 The execution, delivery and performance of this Amendment by and of the New Notes (as such term is defined below) by Borrower does not, and will not, contravene or conflict with any provision of (i) law, (ii) any judgment, decree or order, or (iii) the certificate or articles of incorporation or by-laws of such Credit Party, and does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting Borrower, any other Credit Party or any of their respective Subsidiaries or any property of Borrower, any other Credit Party or any of their respective Subsidiaries.

            4.3 All of the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof as if made on the date hereof. No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution and delivery of this Amendment or the New Notes or the consummation of the transactions contemplated hereby. In addition, each Credit Party represents and warrants that the Credit Agreement and each of the other Loan Documents remains in full force and effect and each is hereby ratified and confirmed in all respects.

            5. Conditions Precedent to Effectiveness. The effectiveness of each of amendments set forth in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

            5.1. Documentation. Borrower shall have delivered to Agent all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Agent:

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            (a)   New Notes. (i) A replacement Revolving Note of Borrower in favor of GE Capital (the "GE Capital Replacement Revolving Note"), substantially in the form set forth as Exhibit B hereto, delivered to the Agent for the Account of GE Capital, as a Lender, in an amount equal to its Revolving Loan Commitment of $44,000,000, (ii) a replacement Term Note of Borrower in favor of GE Capital (the "GE Capital Replacement Term Note"), substantially in the form set forth as Exhibit C hereto, delivered to the Agent for the Account of GE Capital, as a Lender, in an amount equal to its Term Loan Commitment of $11,000,000, (iii) a Revolving Note of Borrower in favor of Bank of Texas (the "Bank of Texas Revolving Note"), substantially in the form set forth as Exhibit B hereto, delivered to the Agent for the account of Bank of Texas, as a Lender, in an amount equal to its Revolving Loan Commitment of $8,000,000, (iv) a Term Note of Borrower in favor of Bank of Texas (the "Bank of Texas Term Note"), substantially in the form set forth as Exhibit C hereto, delivered to the Agent for the account of Bank of Texas, as a Lender, in an amount equal to its Term Loan Commitment of $2,000,000, (v) a Revolving Note of Borrower in favor of Regions Bank (the "Regions Bank Revolving Note"), substantially in the form set forth as Exhibit B hereto, delivered to the Agent for the account of Regions Bank, as a Lender, in an amount equal to its Revolving Loan Commitment of $8,000,000 and (vi) a Term Note of Borrower in favor of Regions Bank (the "Regions Bank Term Note" and together with the GE Capital Replacement Revolving Note, the GE Capital Replacement Term Note, the Bank of Texas Revolving Note, the Bank of Texas Term Note and the Regions Bank Revolving Note, the "New Notes"), substantially in the form set forth as Exhibit C hereto, delivered to the Agent for the account of Regions Bank, as a Lender, in an amount equal to its Term Loan Commitment of $2,000,000. Upon receipt of the GE Capital Replacement Term Note and the GE Capital Replacement Revolving Note, GE Capital shall promptly thereafter return to Borrower for cancellation the original Term Note payable to GE Capital in the principal amount of $15,000,000 and the original Revolving Note payable to GE Capital in the maximum principal amount of $40,000,000;

            (b) Amendment. Counterparts of this Amendment, duly executed by the Borrower, each of the other Credit Parties, Agent and all of the Lenders;

            (c) Certificates. Certificates of the secretary or an assistant secretary of Borrower and each of the other Credit Parties, as appropriate, (i) certifying that the existing resolutions adopted in connection with the Credit Agreement were validly adopted, have not since their adoption been in any way modified or rescinded and are in full force and effect on the date hereof, (ii) certifying that the certificates of incorporation, partnership, or limited liability company, as appropriate, are in force as filed with the appropriate governmental office in the appropriate jurisdiction of incorporation, (iii) attaching a true and correct copy of the bylaws as in force on the date hereof;

                                       4
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            (d)   Opinion. An opinion of Bracewell & Patterson, LLP, counsel to
                  Borrower and the other Credit Parties, addressed to Agent and Lenders, in substantially the form of Exhibit D hereto; and

            (e) Opinion. An opinion of general counsel to Borrower and the other Credit Parties, addressed to Agent and Lenders, in substantially the form of Exhibit E hereto.

            5.2. No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated thereby.

            5.3. Outstanding Term Loan. Bank of Texas and Regions Bank shall have each paid to GE Capital, as a Lender, $2,000,000 in cash by wire transfer of same day funds to the account designated by GE Capital to fund their respective Term Loan Commitments and to, in the aggregate, reduce GE Capital's outstanding Term Loan to $11,000,000, which is GE Capital's new Term Loan Commitment.

            6. Reference to and Effect Upon the Credit Agreement and other Loan Agreements.

            6.1. Except as specifically amended in Section 2 above, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

            6.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically amended in Section 2 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

            7. Acknowledgment and Consent of Credit Parties. Each Credit Party hereby consents to this Amendment and hereby confirms and agrees that (a) the Guaranty and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Credit Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

            8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart

                                       5
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of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

            9. Costs and Expenses. As provided in Section 1.3 of the Credit Agreement, Borrower shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys' fees).

            10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

            11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]


                                       6
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            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                              BORROWER:

                              COMFORT SYSTEMS USA, INC.



                              By: /s/ J. Gordon Beittenmiller
                                  ----------------------------------------
                              Name:   J. Gordon Beittenmiller
                              Title:  Executive Vice President

                                    CREDIT PARTIES:

                                       ACI MECHANICAL, INC.

                                       ARC COMFORT SYSTEMS USA, INC.

                                       ACCURATE AIR SYSTEMS, L.P., by
                                         Atlas-Accurate Holdings, L.L.C.,
                                         as General Partner

                                       ACCU-TEMP GP, INC.

                                       ACCU-TEMP LP, INC.

                                       ACCU-TEMP LLC,
                                         by Accu-Temp GP, Inc., as acting member

                                       AIR SOLUTIONS USA, INC.

                                       AIR TEMP, INC.

                                       ATLAS-ACCURATE HOLDINGS, L.L.C.,
                                         by CS53 Acquisition Corp.,
                                         as acting member

                                       ATLAS AIR CONDITIONING COMPANY, L.P.,
                                         by Atlas-Accurate Holdings, L.L.C.,
                                         as general partner

                                       BATCHELOR'S MECHANICAL CONTRACTORS, INC.

                                       BCM CONTROLS CORPORATION

                                       CARSON BROTHERS, INC.

                                       CEL, INC.

                                       CENTRAL MECHANICAL, INC.

                                       COMFORT SYSTEMS USA (ARKANSAS), INC.

                                       COMFORT SYSTEMS USA (BALTIMORE), INC.

                                       COMFORT SYSTEMS USA (BOWLING GREEN), INC.

                                       COMFORT SYSTEMS USA (BRISTOL), INC.

                                       COMFORT SYSTEMS USA (CLEVELAND), INC.

                                       COMFORT SYSTEMS USA (FLORIDA), INC.

                                       COMFORT SYSTEMS USA G.P., INC.

                                       COMFORT SYSTEMS US (HARTFORD), INC.

                                       COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.

                                       COMFORT SYSTEMS USA NATIONAL SERVICE
                                       ORGANIZATION, INC.

                                       COMFORT SYSTEMS USA (OREGON), INC.

                                       COMFORT SYSTEMS USA (SOUTH BOSTON), INC.

                                       COMFORT SYSTEMS USA (SYRACUSE), INC.

                                       COMFORT SYSTEMS USA (TEXAS), L.P.,
                                         by Comfort Systems USA G.P., Inc.,
                                         as general partner

                                       COMFORT SYSTEMS USA (TWIN CITIES), INC.

                                       COMFORT SYSTEMS USA (WESTERN
                                       MICHIGAN), INC.

                                       CS44 ACQUISITION CORP.

                                       CS53 ACQUISITION CORP.

                                       DESIGN MECHANICAL INCORPORATED

                                       EASTERN HEATING & COOLING, INC.

                                       ESS ENGINEERING, INC.

                                       GULFSIDE MECHANICAL, INC.

                                       H & M MECHANICAL, INC.

                                       HELM CORPORATION

                                       HELM CORPORATION SAN DIEGO

                                       HESS MECHANICAL CORPORATION

                                       INDUSTRIAL COOLING INC.

                                       J & J MECHANICAL, INC.

                                       JAMES AIR CONDITIONING ENTERPRISE INC.

                                       MARTIN HEATING, INC.

                                       MECHANICAL SERVICE GROUP, INC.

                                       MECHANICAL TECHNICAL SERVICES, L.P.,
                                         by Atlas-Accurate Holdings, L.L.C.,
                                         as general partner

                                       MJ MECHANICAL SERVICES, INC.

                                       NEEL MECHANICAL CONTRACTORS, INC.

                                       NORTH AMERICAN MECHANICAL, INC.

                                       OK SHEET METAL AND AIR CONDITIONING, INC.

                                       QUALITY AIR HEATING & COOLING, INC.

                                       S&K AIR CONDITIONING CO., INC.

                                       S. I. GOLDMAN COMPANY, INC.
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                                       S.M. LAWRENCE COMPANY, INC.

                                       SA ASSOCIATES, INC.

                                       SALMON & ALDER, LLC,
                                         by SA Associates, Inc.,
                                         as acting member

                                       SEASONAIR, INC.

                                       SHEREN PLUMBING & HEATING, INC.

                                       STANDARD HEATING & AIR CONDITIONING
                                       COMPANY

                                       SUPERIOR MECHANICAL SYSTEMS, INC.

                                       TARGET CONSTRUCTION, INC.

                                       TEMP-RIGHT SERVICE, INC.

                                       THE CAPITAL REFRIGERATION COMPANY

                                       TRI-CITY MECHANICAL, INC.

                                       UNITED ENVIRONMENTAL SERVICES, L.P.,
                                         by Atlas-Accurate Holdings, L.L.C.,
                                         as general partner

                                       WEATHER ENGINEERING, INC.

                                       WESTERN BUILDING SERVICES, INC.


                                    By: /s/ J. Gordon Beittenmiller
                                        ---------------------------------
                                    Name:   J. Gordon Beittenmiller
                                    Title:  Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Agent and a Lender

                                    By: /s/ Justin Staadecker
                                        ---------------------------------
                                    Its Duly Authorized Signatory

                                    BANK OF TEXAS, NA, as a Lender

                                    By: /s/ H. Gale Smith, Jr.
                                        ----------------------------------
                                    Name:   H. Gale Smith, Jr.
                                    Title:  Senior Vice President

                                    REGIONS BANK, as a Lender

                                    By: /s/ Mark Burr
                                        ----------------------------------
                                    Name:   Mark Burr
                                    Title:  Vice President Corporate Banking